SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                DECEMBER 30, 1997

    Bear Stearns Mortgage Securities Inc. (as Seller under a
    Pooling and Servicing Agreement dated as of December 1, 1997 providing for the issuance of Bear Stearns Mortgage
    Securities Inc. Mortgage Pass-Through Certificates, Series
    1997-6)

                      BEAR STEARNS MORTGAGE SECURITIES INC.
               (Exact name of registrant as specified in charter)


      DELAWARE              333-13617                          13-3633241
   (State or other          (Commission File                 (IRS Employer
   jurisdiction of           Number)                          Identification
   incorporation)                                              No.)


   245 PARK AVENUE, NEW YORK, NEW YORK                        10167
   (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (212) 272-2000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND  EXHIBITS.

    (c)  Exhibits

    EXHIBIT NO.

       1.1 Terms Agreement dated as of December 26, 1997 between the Registrant and Bear, Stearns & Co.
                 Inc.

       4.1 Pooling and Servicing Agreement dated as of December 1, 1997 among the Registrant, Liberty Lending Services, Inc., and Bankers Trust Company of California, N.A.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                BEAR STEARNS MORTGAGE SECURITIES INC.
                                        (Registrant)


Date: January 14, 1998          By: /S/ JOSEPH T. JURKOWSKI, JR.
                                    Name: Joseph T. Jurkowski, Jr.
                                    Title:  Vice President

EXHIBIT INDEX


EXHIBIT NUMBER                                       DESCRIPTION

     1.1        Terms Agreement dated as of
                December 26, 1997 between the
                Registrant and Bear, Stearns & Co.
                Inc.

     4.1        Pooling and Servicing Agreement
                dated as of December 1, 1997 among
                the Registrant, Liberty Lending Services, Inc.
                and Bankers Trust Company of California, N.A.